UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

PIONEER FLOATING RATE FUND, INC.

(Registrant)

PIONEER DIVERSIFIED HIGH INCOME FUND, INC.

PIONEER HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Maryland

811-21654

(Pioneer Floating Rate Fund, Inc.)

811-22014

(Pioneer Diversified High Income Fund, Inc.)

811-21043

(Pioneer High Income Fund, Inc.)

811-21321

(Pioneer Municipal High Income Fund, Inc.)

811-21409

(Pioneer Municipal High Income

Advantage Fund, Inc.)

811-23699

(Pioneer Municipal High Income Opportunities Fund, Inc.)

58-2683903

(Pioneer Floating Rate Fund, Inc.)

20-8779403

(Pioneer Diversified High Income Fund, Inc.)

02-0563892

(Pioneer High Income Fund, Inc.)

03-0512430

(Pioneer Municipal High Income Fund, Inc.)

81-0634319

(Pioneer Municipal High Income

Advantage Fund, Inc.)

87-0966308

(Pioneer Municipal High Income Opportunities Fund, Inc.)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

60 State Street

Boston, MA

(Address of principal executive offices)

02109

(Zip Code)

617-742-7825

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHD	New York Stock Exchange
Common Stock	HNW	NYSE American
Common Stock	PHT	New York Stock Exchange
Common Stock	MHI	New York Stock Exchange
Common Stock	MAV	New York Stock Exchange
Common Stock	MIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Each of Pioneer Floating Rate Fund, Inc., Pioneer Diversified High Income Fund, Inc., Pioneer High Income Fund, Inc., Pioneer Municipal High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. announced today that the Fund’s Board of Directors (the “Board”) has approved a plan of liquidation of the Fund. The liquidation pursuant to the plan will be submitted to Fund stockholders for approval at a Special Meeting.

Each Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission with respect to the proposal to liquidate the Fund. Copies of each Fund’s proxy statement will also be mailed to each stockholder of record of the Fund.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated May 8, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025

Pioneer Floating Rate Fund, Inc.
Pioneer High Income Fund, Inc.
Pioneer Diversified High Income Fund, Inc.
Pioneer Municipal High Income Fund, Inc.
Pioneer Municipal High Income Advantage Fund, Inc.
Pioneer Municipal High Income Opportunities Fund, Inc.

/s/ Patricia McClain
Name: Patricia McClain
Title: Secretary

PIONEER CLOSED-END FUNDS ANNOUNCE BOARD APPROVAL OF

PLAN OF LIQUIDATION

Pioneer Diversified High Income Fund, Inc.

Pioneer Floating Rate Fund, Inc.

Pioneer High Income Fund, Inc.

Pioneer Municipal High Income Advantage Fund, Inc.

Pioneer Municipal High Income Fund, Inc.

Pioneer Municipal High Income Opportunities Fund, Inc.

(each a “Fund” and together, the “Funds”)

BOSTON, Massachusetts, May 8, 2025. Each of the Funds listed above announced today that the Fund’s Board of Directors (the “Board”) has approved a plan of liquidation of the Fund. The liquidation pursuant to the plan will be submitted to Fund stockholders for approval at a Special Meeting. The Board recommends that stockholders of each Fund vote for the liquidation of their Fund at the Special Meeting.

As previously announced, effective April 1, 2025, Amundi Asset Management US, Inc., each Fund’s former investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of Victory Capital Management Inc. (“Victory Capital”) (the “Transaction”). In connection with the Transaction, Fund stockholders were asked to approve a new investment advisory agreement with Victory Capital (the “New Agreement”) at a special meeting originally scheduled for March 26, 2025 (the “Postponed Meeting”). Each Fund postponed its meeting because it had not obtained a sufficient number of votes to approve the New Agreement. Because stockholders did not approve the New Agreement prior to the closing of the Transaction, each Fund entered into an interim investment advisory agreement (the “Interim Agreement”) with Victory Capital, which was approved by the Board and took effect upon the closing of the Transaction. The Interim Agreement allows Victory Capital to manage each Fund for up to 150 days following the closing of the Transaction. After considering various options for the Funds, the Board approved, and recommends that stockholders vote for, the liquidation of their Fund.

Each Fund intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to the proposal to liquidate the Fund. Copies of each Fund’s proxy statement will also be mailed to each stockholder of record of the Fund. Stockholders are advised to read their Fund’s proxy statement when it is available because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by the Funds will be available free of charge on the SEC website, www.sec.gov.

In light of the Board’s approval of a plan of liquidation for the Fund and its recommendation that stockholders of the Fund vote for liquidation pursuant to the plan, the Postponed Meeting will not be rescheduled.

This press release may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on such Fund’s current plans and expectations, and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Additional information concerning such risks and uncertainties are contained in the Fund’s filings with the SEC. An investment in a Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Any data and commentary provided in this press release are for informational purposes only.

For more information, please call 800-225-6292, or consult the Funds’ website at pioneerinvestments.com. The information contained on the Funds’ website is not part of this press release. Copies of each Fund’s complete audited financial statements are available free of charge upon request.

The funds are closed-end investment companies. Five of the funds trade on the New York Stock Exchange (NYSE) under the following symbols: PHD, PHT, MAV, MHI, and MIO; HNW trades on the NYSE American (NYSEAMER).

Investments involve risk including possible loss of principal, and an investment should be made with an understanding of the risks involved with owning a particular security or asset class. Interested parties are strongly encouraged to seek advice from qualified tax and financial experts regarding the best options for your particular circumstances.

Amundi Distributor US, Inc.

Shareholder Inquiries: Please contact your financial advisor.

To learn more about Pioneer Investments, a Victory Capital Investment Franchise, visit pioneerinvestments.com.

Contact:

Media:

Jessica Davila

Director, Global Communications

210-694-9693

jessica_davila@vcm.com